UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2007 (May 25, 2007)
United America Indemnity, Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands	None

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
1.	Amendment No. 4 to the United America Indemnity, Ltd. Share Incentive Plan.
On May 25, 2007, at the Annual General Meeting of Shareholders (the “Annual Meeting”), our shareholders approved Amendment No. 4 (“Amendment No. 4”) to the United America Indemnity, Ltd. Share Incentive Plan (the “Share Plan”), effective as of March 31, 2007. The following description of Amendment No. 4 is qualified in its entirety by reference to the terms of such Amendment No. 4 and the Share Plan, as previously amended, which are incorporated by reference to Exhibit 10.1 of this Current Report on Form 8-K, Appendix A of our Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 10, 2006 (“2006 Proxy Statement”), Appendix A of our Proxy Statement filed with the SEC on April 4, 2005 (“2005 Proxy Statement”), and Appendix C of our Proxy Statement filed with the SEC on April 12, 2004, respectively.
Amendment No. 4 eliminated our Compensation Committee’s discretion with respect to adjustments of outstanding awards under the Share Plan following an equity restructuring and provided that the performance criteria set forth under the Share Plan may be supplemented by reference to per share determinations.
2.	Amendment No. 2 to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program.
At the Annual Meeting, our shareholders also approved Amendment No. 2 (“Amendment No. 2”) to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program (the “Program”), effective as of March 31, 2007. The following description of Amendment No. 2 is qualified in its entirety by reference to the terms of such Amendment No. 2 and the Program, as previously amended, which are incorporated be reference to Exhibit 10.2 of this Current Report on Form 8-K, Appendix B of our 2006 Proxy Statement, and Appendix B of our 2005 Proxy Statement, respectively.
Amendment No. 2 provided that the performance criteria under the Program may be supplemented by per share determinations, redefined a “Program Year” to be any consecutive period of twelve months or less between January 1 and December 31, increased the $1,000,000 limitation on any award opportunities under the Program to $3,000,000, and provided that except as otherwise provided in an award, a participant shall be entitled to receive the award no later than March 15 of the year following the program year to which the payment relates.
Item 8.01 Other Events.
At the Annual Meeting, Saul A. Fox, Troy W. Thacker, John J. Hendrickson, Edward J. Noonan, Stephen A. Cozen, Richard L. Duszak, Larry A. Frakes and Justin R. Reyna were elected as directors of United America Indemnity, Ltd. whose terms will expire at the 2008 Annual General Meeting of Shareholders, or when their successors are duly elected and qualified.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Amendment No. 4 to the United America Indemnity, Ltd. Share Incentive Plan.

10.2	Amendment No. 2 to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.
May 31, 2007	By:	Garland P. Pezzuolo
		Name:	Garland P. Pezzuolo
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4 to the United America Indemnity, Ltd. Share Incentive Plan.
10.2	Amendment No. 2 to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program.